NOVEMBER 2, 2020

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION FOR

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

(CLASS A, CLASS I, CLASS SDR)

DATED NOVEMBER 1, 2019, AS SUPPLEMENTED FEBRUARY 28, 2020

STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

(CLASS A2)

DATED JANUARY 8, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective November 2, 2020, Derrick D. Cephas, Andrew A. Johnson and Paul L. Rosenberg each serves as a director/trustee of Hartford Schroders Opportunistic Income Fund, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust.

This Supplement should be retained with your Statement of Additional Information for future reference.